UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21719

INVESTMENT MANAGERS SERIES TRUST
 (Exact name of registrant as specified in charter)

235 W. Galena Street
Milwaukee, WI 53212
 (Address of principal executive offices) (Zip code)

Constance Dye Shannon
UMB Fund Services, Inc.
235 W. Galena Street
Milwaukee, WI 53212
 (Name and address of agent for service)

(414) 299-2295
Registrant's telephone number, including area code

Date of fiscal year end: October 31,

Date of reporting period: October 31, 2015

Item 1. Report to Stockholders.

The registrant’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), is as follows:

RNC Genter Dividend Income Fund
Ticker Symbol: (GDIIX)

ANNUAL REPORT
October 31, 2015

RNC Genter Dividend Income Fund
a series of  Investment Managers Series Trust

Table of Contents
Shareholder letter	1
Fund Performance	4
Schedule of Investments	5
Statement of Assets and Liabilities	8
Statement of Operations	9
Statements of Changes in Net Assets	10
Financial Highlights	11
Notes to Financial Statements	12
Report of Independent Registered Public Accounting Firm	18
Supplemental Information	19
Expense Example	24

This report and the financial statements contained herein are provided for the general information of the shareholders of the RNC Genter Dividend Income Fund.  This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

RNC Genter Dividend Income Fund

October 31, 2015

The RNC Genter Dividend Income fund posted another year of positive performance for the fiscal year ending October 31st 2015. The fund returned 0.85% over the past twelve months. Over the same period, the fund’s primary benchmark, the Russell 1000 Value1, returned 0.53% and the secondary benchmark, the MSCI US Investable Market High Dividend Yield Index2, returned 3.34%. The broad market S&P 500 Index3 returned 7.05% over the same period.

The RNC Genter Dividend Income Fund attempts to provide lower market volatility along with consistent income generation. The strategy tries to balance this by purchasing securities that not only have higher dividends but also have the ability to grow the dividend. This year was highlighted by our strong security selection as the majority of our holdings outperformed the index. While the fund’s benchmark was essentially flat, over a quarter of our holdings were up over 10%. Additionally, the RNC Dividend Income fund did not have any securities cut their dividend. Over the past year there have been areas within the high dividend universe that got hit especially hard. Companies primarily structured for yield (Yieldcos) and MLPs (Master Limited Partnerships) that offer very high dividends have fallen dramatically as their capital structure and ability to access financing have put enormous stress on these once promising sectors. Many of these companies are now cutting their dividends following very high losses.

The big losers domestically in the last 12 months have been energy and material companies. While our energy holdings have outperformed the benchmark, the group is down much more than the market. They now seem to be bottoming and could see substantial rebounds if oil prices move back up into the $60 range. However, the supply demand balance for oil has now shifted such that OPEC no longer completely controls both the long term and short term price. U.S. shale oil can be brought into production rapidly and has the ability to generate millions of additional barrels per day if prices move into the $70 - $80 range.

We have maintained broad sector diversification and this has benefited the portfolios. Health care stocks, the big winners of 2014 and early 2015, have now turned down in the face of criticism over price increases. While some drugs, especially biopharmaceuticals, have seen substantial price increases, the average over the entire industry has been moderating until very recently. We expect the furor to die down slowly and will be looking for opportunities in this area.

We continue to prefer telecommunications stocks over utilities. Growth in mobile connections and data usage continues to have bright prospects and now provides a greater revenue stream than land lines. While much touted, electric vehicle usage is still a drop in the bucket. It may be a decade or more before this truly makes a difference in demand. Balancing out these factors, we expect telecom to grow somewhat faster than electric utilities, yet telephone stocks sell only at 11 - 12x 2016 earnings while most utilities sell at estimated P/Es (price to earnings ratio4) over 15x.

The U.S. economy continues to shrug off weakness in global demand led by China’s economic slowdown and the Eurozone’s feeble recovery. With a revitalized U.S. consumer benefiting from significant lower gas prices, gradually rising wages and salaries and a much improved jobs market, the economy remains on solid footing with the 3rd quarter GDP(Gross Domestic Product as reported by the US Bureau of Labor and Statistics) expanding 2.1%. For the 2nd quarter, the final revision for GDP growth rate was 3.9%, a significant rebound from the weather constrained 1st quarter rate of just 0.6%. We now estimate that full year GDP will increase 2.4%.

The combination of weaker global demand and the nearly 20% rise in the trade-weighted dollar over the past twelve months has resulted in a higher trade deficit as U.S. exports became more expensive and therefore less competitive. Contrary to the belief that China’s slower growth is the biggest threat to U.S. exports, China accounts for only 7% of total exports5. It is the contraction of exports to the Eurozone and Japan that is at the heart of the sharp rise in the domestic trade deficit. With the Fed taking its first steps to increase interest rates, the dollar is likely to stay strong.

The “lift-off” for the economy seems to get pushed out further and further. While our outlook for 2.7% GDP growth in the 2nd half of 2015 will be a somewhat better growth rate than the 1st half, it will still fall short of the long awaited acceleration to over 3%. The drag from slower global demand, more muted capital spending from businesses, and a restrained housing recovery are headwinds to a more flush and confident consumer.

With the domestic economy approaching full employment, inflationary expectations will be on the rise. Still, even with our outlook for a stronger domestic economy, inflation should not exceed the Fed’s target of 2%. Assuming that current domestic conditions hold steady along with some degree of stabilization in global demand, we believe that the economy should grow a little faster in 2016.

We believe corporate profits will grow mid-single digits as low commodity prices and a strong dollar will continue to be a headwind to profit growth. But continuing strong cash flow will be used to buy back stock, adding several percentage points to EPS (earnings per share) growth. This cash flow will also be used to increase dividends, enhancing the expected total return to high-single digits

In conclusion, we see a fairly priced market that can continue its steady upward trajectory. The economy is approaching full employment which could potentially push inflation higher. We believe the best way to invest in this slow growth, cyclically sensitive market is by purchasing high quality, dividend growing securities that should provide steady income and protection from the volatility of the commodity markets.

Rocky Barber, CFA
David Klatt, CFA
RNC Dividend Income Fund Portfolio Managers

The views in this letter were as of October 31st and may not necessarily reflect the same views on the date this letter is first published or any time thereafter. These views are intended to help shareholders in understanding the fund’s investment methodology and do not constitute investment advice.

The Fund may invest in foreign securities which will involve political, economic and currency risks, greater volatility, and differences in accounting methods. These risks are heightened by investments in emerging markets. From time to time, the Fund may invest a significant amount of its total assets in certain sectors, which may be subject to specific risks. These risks include governmental regulation of the sector and governmental monetary and fiscal policies which impact interest rates and currencies and affect corporate funding and international trade. Certain sectors may be more vulnerable than others to these factors. In addition, market sentiment and expectations toward a particular sector could affect a company’s market valuations and access to equity funding.

[1]	The Russell Value 1000 Index measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000 companies with lower price-to-book ratios and lower expected growth values. An investor cannot invest directly in an index.

[2]	The MSCI US Investable Market High Dividend Yield Index serves as a performance benchmark for investors focusing on dividend yield and to help investors obtain and manage exposure to the high dividend yielding segments of the US Investable Market Index. An investor cannot invest directly in an index.

[3]	The S&P 500 Index is an index that includes 500 leading companies in leading industries of the U.S. economy, capturing 75% of the market cap of U.S. equities. An investor cannot invest directly in an index.

[4]	The Price to Earnings ratio is a valuation tool that measures the price of a security in relation to its earnings. According to this valuation measurement, the higher the number, the more you are paying per unit of earnings.

[5]	2014 IHS Global Insight, U.S. Department of Labor and Wells Fargo Securities, LLC

RNC Genter Dividend Income Fund
FUND PERFORMANCE at October 31, 2015 (Unaudited)

This graph compares a hypothetical $10,000 investment in the Fund, made at its inception, with a similar investment in the Russell 1000 Value Index and MSCI US Investable Market High Dividend Yield Index. Results include the reinvestment of all dividends and capital gains.

The Russell 1000 Value Index measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000 companies with lower price-to-book ratios and lower expected growth values. The MSCI US Investable Market High Dividend Yield Index serves as a performance benchmark for investors focusing on dividend yield and to help investors obtain and manage exposure to the high dividend yielding segments of the US Investable Market Index. These indices do not reflect expenses, fees or sales charge, which would lower performance. The indices are unmanaged and it is not possible to invest in an index.

Average Annual Total Returns as of October 31, 2015	1 Year	3 Years	5 Years	Since Inception	Inception Date
RNC Genter Dividend Income Fund	0.85%	10.11%	10.53%	11.72%	12/31/08
Russell 1000 Value Index	0.53%	14.52%	13.26%	13.68%	12/31/08
MSCI US Investible Market High Dividend Yield Index	3.34%	14.48%	14.45%	14.79%	12/31/08

The performance data quoted here represents past performance and past performance is not a guarantee of future results. Investment return and principal will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. The most recent month end performance may be obtained by calling (877) 5GENTER.

Gross and net expense ratios for the Fund were 2.25% and 1.26% respectively, which were the amounts stated in the current prospectus. The Advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses do not exceed 1.25% of the average daily net assets of the Fund. In the absence of such waivers, the Fund’s returns would have been lower. This agreement is in effect until March 1, 2018 and it may be terminated before that date only by the Trust’s Board of Trustees. The Fund’s advisor is permitted to seek reimbursement from the Fund, subject to certain limitations, of fees waived or payments made to the Fund for a period of three fiscal years following the fiscal year in which such reimbursements occurred.

Returns reflect the reinvestment of distributions made by the Fund, if any. The graph and the performance table above do not reflect the deduction of taxes that a shareholder would pay on Fund distribution or the redemption of Fund shares. Shares redeemed within 30 days of purchase will be charged 2.00% redemption fee.

RNC Genter Dividend Income Fund
SCHEDULE OF INVESTMENTS
As of October 31, 2015

Number of Shares		Value

	COMMON STOCKS – 98.1%
	BASIC MATERIALS – 3.5%
14,200	International Paper Co.	$606,198

	COMMUNICATIONS – 9.4%
20,800	AT&T, Inc.	697,008
14,900	Cisco Systems, Inc.	429,865
11,100	Verizon Communications, Inc.	520,368
		1,647,241
	CONSUMER, CYCLICAL – 3.3%
7,400	Target Corp.	571,132

	CONSUMER, NON-CYCLICAL – 24.3%
12,900	AbbVie, Inc.	768,195
12,900	Altria Group, Inc.	780,063
5,400	Eli Lilly & Co.	440,478
7,000	Johnson & Johnson	707,210
5,200	PepsiCo, Inc.	531,388
21,100	Pfizer, Inc.	713,602
3,600	Philip Morris International, Inc.	318,240
		4,259,176
	ENERGY – 16.6%
22,427	BP PLC - ADR[1]	800,644
850	ConocoPhillips	45,348
6,825	Exxon Mobil Corp.	564,700
3,250	Occidental Petroleum Corp.	242,255
8,400	Phillips 66	748,020
6,000	Schlumberger Ltd.[1]	468,960
700	TOTAL S.A. - ADR[1]	33,761
		2,903,688
	FINANCIAL – 18.1%
1,400	BlackRock, Inc.	492,758
7,100	JPMorgan Chase & Co.	456,175
5,900	MetLife, Inc.	297,242
5,800	PNC Financial Services Group, Inc.	523,508
4,800	Travelers Cos., Inc.	541,872
16,100	Wells Fargo & Co.	871,654
		3,183,209
	INDUSTRIAL – 11.2%
4,000	Boeing Co.	592,280
28,900	General Electric Co.	835,788
5,300	United Parcel Service, Inc. - Class B	546,006
		1,974,074
	TECHNOLOGY – 11.7%
20,500	Applied Materials, Inc.	343,785

RNC Genter Dividend Income Fund
SCHEDULE OF INVESTMENTS - Continued
As of October 31, 2015

Number of Shares		Value

	COMMON STOCKS (Continued)
	TECHNOLOGY (Continued)
9,400	Microchip Technology, Inc.	$453,926
37,500	Taiwan Semiconductor Manufacturing Co., Ltd. - ADR[1]	823,500
9,200	Xilinx, Inc.	438,104
		2,059,315
	TOTAL COMMON STOCKS (Cost $13,996,947)	17,204,033

	SHORT-TERM INVESTMENTS – 2.3%
409,953	Fidelity Institutional Prime Money Market Fund, 0.10%[2]	409,953

	TOTAL SHORT-TERM INVESTMENTS (Cost $409,953)	409,953

	TOTAL INVESTMENTS – 100.4% (Cost $14,406,900)	17,613,986
	Liabilities in Excess of Other Assets – (0.4)%	(75,009)

	TOTAL NET ASSETS – 100.0%	$17,538,977

ADR – American Depositary Receipt
PLC – Public Limited Company

[1]	Foreign security denominated in U.S. Dollars.
[2]	The rate is the annualized seven-day yield at period end.

See accompanying Notes to Financial Statements.

RNC Genter Dividend Income Fund
SUMMARY OF INVESTMENTS
As of October 31, 2015

Security Type/Sector	Percent of Total Net Assets
Common Stocks
Consumer, Non-cyclical	24.3%
Financial	18.1%
Energy	16.6%
Technology	11.7%
Industrial	11.2%
Communications	9.4%
Basic Materials	3.5%
Consumer, Cyclical	3.3%
Total Common Stocks	98.1%
Short-Term Investments	2.3%
Total Investments	100.4%
Liabilities in Excess of Other Assets	(0.4)%
Total Net Assets	100.0%

See accompanying Notes to Financial Statements.

RNC Genter Dividend Income Fund
STATEMENT OF ASSETS AND LIABILITIES
As of October 31, 2015

Assets:
Investments, at value (cost $14,406,900)	$17,613,986
Receivables:
Securities sold	1,530,787
Fund shares sold	25
Dividends and interest	56,346
Due from Advisor	2,937
Prepaid expenses	11,137
Total assets	19,215,218

Liabilities:
Payables:
Investment securities purchased	1,602,052
Fund shares redeemed	24,603
Distribution fees (Note 7)	3,659
Auditing fees	17,533
Fund accounting fees	6,550
Transfer agent fees and expenses	4,685
Fund administration fees	3,484
Chief Compliance Officer fees	839
Custody fees	561
Trustees' fees and expenses	326
Accrued other expenses	11,949
Total liabilities	1,676,241

Net Assets	$17,538,977

Components of Net Assets:
Paid-in capital (par value of $0.01 per share with an unlimited number of shares authorized)	$14,513,808
Accumulated net investment income	20,133
Accumulated net realized loss on investments	(202,050)
Net unrealized appreciation on investments	3,207,086
Net Assets	$17,538,977

Shares of beneficial interest issued and outstanding	1,111,461
Net asset value per share	$15.78

See accompanying Notes to Financial Statements.

RNC Genter Dividend Income Fund
STATEMENT OF OPERATIONS
For the Year Ended October 31, 2015

Investment Income:
Dividends (net of foreign withholding taxes of $14,796)	$589,832
Interest	245
Total investment income	590,077

Expenses:
Advisory fees	165,661
Distribution fees (Note 7)	46,038
Fund administration fees	37,281
Fund accounting fees	31,470
Transfer agent fees and expenses	26,203
Registration fees	23,120
Legal fees	17,839
Auditing fees	17,549
Shareholder reporting fees	13,840
Chief Compliance Officer fees	13,566
Custody fees	11,797
Trustees' fees and expenses	5,501
Miscellaneous	4,500
Insurance fees	1,125

Total expenses	415,490
Advisory fees waived	(165,661)
Other expenses absorbed	(19,716)
Net expenses	230,113
Net investment income	359,964

Realized and Unrealized Loss on Investments:
Net realized loss on investments:	(207,262)
Net change in unrealized appreciation/depreciation on investments	(32,287)
Net realized and unrealized loss on investments	(239,549)

Net Increase in Net Assets from Operations	$120,415

See accompanying Notes to Financial Statements.

RNC Genter Dividend Income Fund
STATEMENTS OF CHANGES IN NET ASSETS

	For the Year Ended October 31, 2015	For the Year Ended October 31, 2014

Increase (Decrease) in Net Assets from:
Operations:
Net investment income	$359,964	$334,644
Net realized gain (loss) on investments	(207,262)	377,865
Net change in unrealized appreciation/depreciation on investments	(32,287)	638,597
Net increase in net assets resulting from operations	120,415	1,351,106

Distributions to Shareholders:
From net investment income	(339,362)	(329,098)
From net realized gains	(381,214)	(422,661)
Total distributions to shareholders	(720,576)	(751,759)

Capital Transactions:
Net proceeds from shares sold	2,804,083	5,485,290
Reinvestment of distributions	612,591	653,993
Cost of shares redeemed[1]	(5,289,567)	(2,715,151)
Net increase (decrease) in net assets from capital transactions	(1,872,893)	3,424,132

Total increase (decrease) in net assets	(2,473,054)	4,023,479

Net Assets:
Beginning of period	20,012,031	15,988,552
End of period	$17,538,977	$20,012,031

Accumulated net investment income	$20,133	$8,060

Capital Share Transactions:
Shares sold	177,574	340,570
Shares reinvested	38,434	42,110
Shares redeemed	(337,149)	(170,683)
Net increase (decrease) from capital share transactions	(121,141)	211,997

[1]	Net of redemption fee proceeds of $4,784 and $1,554 respectively.

See accompanying Notes to Financial Statements.

RNC Genter Dividend Income Fund
FINANCIAL HIGHLIGHTS

Per share operating performance.
For a capital share outstanding throughout each period.

	For the Year Ended		For the Year Ended		For the Year Ended		For the Year Ended		For the Year Ended
	October 31, 2015		October 31, 2014		October 31, 2013		October 31, 2012		October 31, 2011
Net asset value, beginning of period	$16.24		$15.67		$13.33		$12.37		$12.28
Income from Investment Operations:
Net investment income[1]	0.31		0.30		0.28		0.28		0.30
Net realized and unrealized
gain (loss) on investments	(0.17)		0.96		2.60		1.36		0.71
Total from investment operations	0.14		1.26		2.88		1.64		1.01

Less Distributions:
From net investment income	(0.29)		(0.29)		(0.28)		(0.28)		(0.28)
From net realized gain	(0.31)		(0.40)		(0.26)		(0.40)		(0.64)
Total distributions	(0.60)		(0.69)		(0.54)		(0.68)		(0.92)

Redemption fee proceeds[1]	-	[2]	-	[2]	-	[2]	-	[2]	-	[2]

Net asset value, end of period	$15.78		$16.24		$15.67		$13.33		$12.37

Total Return[3]	0.85%		8.33%		22.19%		13.89%		8.52%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$17,539		$20,012		$15,989		$10,152		$3,899

Ratio of expenses to average net assets:
Before fees waived	2.26%		2.24%		2.57%		3.47%		7.84%
After fees waived	1.25%		1.25%		1.25%		1.25%		1.25%
Ratio of net investment income (loss) to average net assets:
Before fees waived	0.95%		0.86%		0.63%		(0.07)%		(4.11)%
After fees waived	1.96%		1.85%		1.95%		2.15%		2.48%

Portfolio turnover rate	40%		14%		21%		34%		30%

[1]	Based on average shares outstanding.
[2]	Amount represents less than $0.01 per share.
[3]	Total returns would have been lower had expenses not been waived or absorbed by the Advisor. Returns shown include Rule 12b-1 fees of up to 0.25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See accompanying Notes to Financial Statements.

RNC Genter Dividend Income Fund
NOTES TO FINANCIAL STATEMENTS
October 31, 2015

Note 1 – Organization
RNC Genter Dividend Income Fund (the ‘‘Fund’’) was organized as a diversified series of Investment Managers Series Trust, a Delaware statutory trust (the “Trust”) which is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s primary investment objective is to provide long-term capital appreciation and current income. The Fund commenced investment operations on December 31, 2008.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services—Investment Companies”.

Note 2 – Accounting Policies
The following is a summary of the significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

(a) Valuation of Investments
The Fund values equity securities at the last reported sale price on the principal exchange or in the principal over the counter (“OTC”) market in which such securities are traded, as of the close of regular trading on the NYSE on the day the securities are being valued or, if there are no sales, at the mean between the last available bid and asked prices on that day. Securities traded on the NASDAQ are valued at the NASDAQ Official Closing Price (“NOCP”). All other types of securities, including restricted securities and securities for which market quotations are not readily available, are valued at fair value as determined in accordance with procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value.

A Fund’s assets are valued at their fair market value. If a market quotation is not readily available for a portfolio security, the security will be valued at fair value (the amount which the Fund might reasonably expect to receive for the security upon its current sale) as determined in good faith by the Fund’s advisor, subject to review and approval by the Valuation Committee, pursuant to procedures adopted by the Board of Trustees. The actions of the Valuation Committee are subsequently reviewed by the Board at its next regularly scheduled board meeting. The Valuation Committee meets as needed. The Valuation Committee is comprised of all the Trustees, but action may be taken by any one of the Trustees.

(b) Investment Transactions, Investment Income and Expenses
Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis. Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis. Withholding taxes on foreign dividends are paid (a portion of which may be reclaimable) or provided for in accordance with the applicable country’s tax rules and rates and are disclosed in the Statement of Operations. Withholding tax reclaims are filed in certain countries to recover a portion of the amounts previously withheld. The Fund records a reclaim receivable based on a number of factors, including a jurisdiction’s legal obligation to pay reclaims as well as payment history and market convention. Discounts or premiums on debt securities are accreted or amortized to interest income over the lives of the respective securities using the effective interest method. Expenses incurred by the Trust with respect to more than one fund are allocated in proportion to the net assets of each fund except where allocation of direct expenses to each Fund or an alternative allocation method can be more appropriately made.

RNC Genter Dividend Income Fund
NOTES TO FINANCIAL STATEMENTS – Continued
October 31, 2015

(c) Federal Income Taxes
The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized gains to its shareholders. Therefore, no provision is made for federal income or excise taxes. Due to the timing of dividend distributions and the differences in accounting for income and realized gains and losses for financial statement and federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains and losses are recorded by the Fund.

Accounting for Uncertainty in Income Taxes (the “Income Tax Statement”) requires an evaluation of tax positions taken (or expected to be taken) in the course of preparing a Fund’s tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations.

The Income Tax Statement requires management of the Fund to analyze tax positions taken in the prior three open tax years, if any, and tax positions expected to be taken in the Fund’s current tax year, as defined by the IRS statute of limitations for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of and during the open years ended October 31, 2012-2015, the Fund did not have a liability for any unrecognized tax benefits. The Fund has no examination in progress and is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(d) Distributions to Shareholders
The Fund will make distributions of net investment income monthly and capital gains, if any, at least annually. Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

The character of distributions made during the year from net investment income or net realized gains may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense and gain (loss) items for financial statement and tax purposes.

Note 3 – Investment Advisory and Other Agreements
The Trust, on behalf of the Fund, entered into an Investment Advisory Agreement (the “Agreement”) with RNC Genter Capital Management (the “Advisor”). Under the terms of the Agreement, the Fund pays a monthly investment advisory fee to the Advisor at the annual rate of 0.90% of the Fund’s average daily net assets. Effective January 1, 2010, the Advisor has contractually agreed to waive its fees and/or pay for operating expenses to ensure that total annual operating expenses (excluding taxes, leverage interest, brokerage commissions, dividend expenses on short sales, acquired fund fees and expenses, as determined in accordance with Form N-1A, expenses incurred in connection with any merger or acquisition or extraordinary expenses such as litigation expenses) do not exceed 1.25% of the Fund’s average daily net assets. This agreement is in effect until March 1, 2018, and it may be terminated before that date only by the Trust’s Board of Trustees. Prior to January 1, 2010, the Advisor contractually agreed to limit annual operating expenses (excluding taxes, leverage interest, brokerage commissions, dividend expenses on short sales, acquired fund fees and expenses, as determined in accordance with Form N-1A, expenses incurred in connection with any merger or acquisition or extraordinary expenses such as litigation expenses) to 1.50% of the Fund’s average daily net assets.

RNC Genter Dividend Income Fund
NOTES TO FINANCIAL STATEMENTS – Continued
October 31, 2015

For the year ended October 31, 2015, the Advisor waived all of its advisory fees $165,661 and absorbed other expenses of $19,716. The Advisor may recover from the Fund fees and/or expenses previously waived and/or absorbed if the Fund’s expense ratio, including the recovered expenses, falls below the expense limit at which they were waived. The Advisor is permitted to seek reimbursement from the Fund for a period ending three full fiscal years following the fiscal year in which such reimbursements occurred. At October 31, 2015, the amount of these potentially recoverable expenses was $532,240. The Advisor may recapture all or a portion of this amount no later than October 31, of the years stated below:

2016	$168,514
2017	178,349
2018	185,377

IMST Distributors, LLC serves as the Fund’s distributor; UMB Fund Services, Inc. (“UMBFS”), serves as the Fund’s fund accountant, transfer agent and co-administrator; and Mutual Fund Administration, LLC (“MFAC”) serves as the Fund’s other co-administrator. UMB Bank, n.a., an affiliate of UMBFS, serves as the Fund’s custodian.

Certain trustees and officers of the Trust are employees of UMBFS or MFAC. The Fund does not compensate trustees and officers affiliated with the Fund’s co-administrators. For the year ended October 31, 2015, the Fund’s allocated fees incurred to Trustees who are not affiliated with the Fund’s co-administrators are reported on the Statement of Operations.

Dziura Compliance Consulting, LLC provides Chief Compliance Officer (“CCO”) services to the Trust. The Fund’s allocated fees incurred for CCO services for the year ended October 31, 2015, are reported on the Statement of Operations.

Note 4 – Federal Income Taxes
At October 31, 2015, gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes were as follows:

Cost of investments	$14,401,688

Gross unrealized appreciation	$3,346,016
Gross unrealized depreciation	(133,718)
Net unrealized appreciation	$3,212,298

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses in security transactions.

GAAP requires that certain components of net assets be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended October 31, 2015, permanent differences in book and tax accounting have been reclassified to paid-in capital, accumulated net investment income/loss and accumulated net realized gain/loss as follows:

Increase (Decrease)
Paid-in Capital	Accumulated Net Investment Income/Loss	Accumulated Net Realized Gain/Loss
$ -	$ (8,529)	$ 8,529

RNC Genter Dividend Income Fund
NOTES TO FINANCIAL STATEMENTS – Continued
October 31, 2015

As of October 31, 2015, the components of accumulated earnings on a tax basis were as follows:

Undistributed ordinary income	$20,133
Undistributed long-term capital gains	-
Accumulated earnings	20,133

Accumulated capital and other losses	(207,262)
Net unrealized appreciation	3,212,298
Total accumulated earnings	$3,025,169

As of October 31, 2015, the Fund had net short-term and long-term non-expiring capital loss carryovers of $104,721 and $102,541, respectively. Capital loss carryovers are available to offset future realized capital gains and thereby reduce further taxable gain distributions.

The tax character of distributions paid during the fiscal years ended October 31, 2015 and October 31, 2014 were as follows:

Distribution paid from:	2015	2014
Ordinary income	$339,370	$417,795
Long-term capital gains	381,206	333,964
Total distributions paid	$720,576	$751,759

Note 5 – Redemption Fee
The Fund may impose a redemption fee of 2.00% of the total redemption amount on all shares redeemed within 30 days of purchase. For the year ended October 31, 2015, the Fund received $4,784 in redemption fees.

Note 6 – Investment Transactions
For the year ended October 31, 2015 purchases and sales of investments, excluding short-term investments, were $7,064,283 and $8,709,352 respectively.

Note 7 – Distribution Plan
The Trust, on behalf of the Fund, has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act that allows the Fund to pay distribution fees for the sale and distribution of its shares. The Plan provides for the payment of distribution fees at the annual rate of up to 0.25% of average daily net assets, payable to IMST Distributors, LLC.

For the year ended October 31, 2015, distribution fees incurred are disclosed on the Statement of Operations.

Note 8 – Indemnifications
In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund expects the risk of loss to be remote.

RNC Genter Dividend Income Fund
NOTES TO FINANCIAL STATEMENTS – Continued
October 31, 2015

Note 9 – Fair Value Measurements and Disclosure
Fair Value Measurements and Disclosures defines fair value, establishes a framework for measuring fair value in accordance with GAAP, and expands disclosure about fair value measurements. It also provides guidance on determining when there has been a significant decrease in the volume and level of activity for an asset or a liability, when a transaction is not orderly, and how that information must be incorporated into a fair value measurement.

Under Fair Value Measurements and Disclosures, various inputs are used in determining the value of the Fund’s investments. These inputs are summarized into three broad Levels as described below:

•	Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

•	Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

•	Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest Level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of the inputs used, as of October 31, 2015, in valuing the Fund’s assets carried at fair value:
	Level 1	Level 2**	Level 3**	Total
Investments
Common Stocks*	$17,204,033	$-	$-	$17,204,033
Short-Term Investments	409,953	-	-	409,953
Total Investments	$17,613,986	$-	$-	$17,613,986

*	All common stocks held in the Fund are Level 1 securities. For a detailed break-out of common stocks by major industry classification, please refer to the Schedule of Investments.

RNC Genter Dividend Income Fund
NOTES TO FINANCIAL STATEMENTS – Continued
October 31, 2015

**	The Fund did not hold any Level 2 or 3 securities at period end.

Transfers are recognized at the end of the reporting period. There were no transfers at period end.

Note 10 - Recently Issued Accounting Pronouncements
In June 2014, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2014-11 Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures. The amendments in this ASU require an entity to modify accounting for repurchase-to-maturity transactions and repurchase financing arrangements, as well as modify required disclosures for repurchase agreements, securities lending transactions, and repurchase-to-maturity transactions that are accounted for as secured borrowings. The guidance is effective for fiscal years beginning on or after December 15, 2014, and for interim periods within those fiscal years. Management is currently evaluating the impact these changes will have on the Fund’s financial statement disclosures.

In May 2015, the FASB issued ASU No. 2015-07 Disclosure for Investments in Certain Entities that Calculate Net Asset Value per Share (or Its Equivalent). The amendments in ASU No. 2015-07 remove the requirement to categorize within the fair value hierarchy investments measured using the net asset value per share (“NAV”) practical expedient. The ASU also removes certain disclosure requirements for investments that qualify, but do not utilize, the NAV practical expedient. The amendments in the ASU are effective for fiscal years beginning after December 15, 2015, and interim periods within those fiscal years. Management is currently evaluating the impact these changes will have on the Fund’s financial statements and related disclosures.

Note 11 – Events Subsequent to the Fiscal Period End
The Fund has adopted financial reporting rules regarding subsequent events which require an entity to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the balance sheet. Management has evaluated the Fund’s related events and transactions that occurred through the date of issuance of the Fund’s financial statements. There were no other events or transactions that occurred during this period that materially impacted the amounts or disclosures in the Fund’s financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of RNC Genter Dividend Income Fund and the
Board of Trustees of Investment Managers Series Trust

We have audited the accompanying statement of assets and liabilities of the RNC Genter Dividend Income Fund (the “Fund”), a series of Investment Managers Series Trust, including the schedule of investments, as of October 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2015, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of RNC Genter Dividend Income Fund as of October 31, 2015, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
December 30, 2015

RNC Genter Dividend Income Fund
SUPPLEMENTAL INFORMATION (Unaudited)

Tax Information
For Federal income tax purposes, the Fund designates long-term capital gain dividends of $381,206, for the year ended October 31, 2015.

For the year ended October 31, 2015, 100.00% of the dividends paid from net investment income, including short-term capital gains (if any), for the Fund, is designated as qualified dividend income.

For the year ended October 31, 2015, 100.00% of the dividends paid from net investment income, including short-term capital gains (if any), for the Fund, qualifies for the dividends received deduction available to corporate shareholders.

Trustees and Officer Information
Additional information about the Trustees is included in the Fund’s Statement of Additional Information which is available, without charge, upon request by calling 1-888-99TOWLE (888-998-6953). The Trustees and officers of the Fund and their principal occupations during the past five years are as follows:

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office[c] and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee	Other Directorships Held During the Past Five Years by Trustee
Independent Trustees:
Charles H. Miller [a] (born 1947) Trustee	Since November 2007	Retired (2013 - present). Executive Vice President, Client Management and Development, Access Data, a Broadridge Company, a provider of technology and services to asset management firms (1997-2012).	79	None.
Ashley Toomey Rabun [a] (born 1952) Trustee and Chairperson of the Board	Since November 2007	President and Founder, InvestorReach, Inc., a financial services consulting firm (1996 - present).	79	None.
William H. Young [a] (born 1950) Trustee	Since November 2007	Retired (2014 - present). Independent financial services consultant (1996-2014). Interim CEO, Unified Fund Services (now Huntington Fund Services), a mutual fund service provider (2003-2006). Senior Vice President, Oppenheimer Management Company (1983-1996). Board Member Emeritus, NICSA, an investment management trade association (2012 - present).	79	None.
Interested Trustees:
John P. Zader [a]‡ (born 1961) Trustee	Since November 2007	Retired (June 2014 - present). CEO, UMB Fund Services, Inc., a mutual and hedge fund service provider, and the transfer agent, fund accountant, co-administrator for the Fund, (2006 - June 2014). President, Investment Managers Series Trust (December 2007 - June 2014).	79	Investment Managers Series Trust II, a registered investment company.

RNC Genter Dividend Income Fund
SUPPLEMENTAL INFORMATION (Unaudited) - Continued

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office[c] and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee	Other Directorships Held During the Past Five Years by Trustee
Eric M. Banhazl b† (born 1957) Trustee and Vice President	Since January 2008 as Trustee and December 2007 as Vice President	President, Mutual Fund Administration, LLC, the co-administrator for the Fund (2006 - present).	79	Investment Managers Series Trust II, a registered investment company.
Officers of the Trust
Maureen Quill [a] (born 1963) President	Since June 2014
Chief Operating Officer (June 2014 - present), and Executive Vice-President, UMB Fund Services, Inc. (January 2007 - June 2014). Vice President, Investment Managers Series Trust (December 2013 - June 2014).
			N/A	N/A
Terrance P. Gallagher, CPA, JD [a] (born 1958) Vice President	Since December 2007	Executive Vice President, UMB Fund Services, Inc. (2007 - present). Director of Compliance, Unified Fund Services Inc. (2004-2007).	N/A	N/A
Rita Dam [b] (born 1966) Treasurer and Assistant Secretary	Since December 2007	Vice President, Mutual Fund Administration, LLC (2006 - present).	N/A	N/A
Joy Ausili [b] (born 1966) Secretary and Assistant Treasurer	Since December 2007	Vice President, Mutual Fund Administration, LLC (2006 - present).	N/A	N/A
Martin Dziura [b] (born 1959) Chief Compliance Officer	Since June 2014
Principal, Dziura Compliance Consulting, LLC (October 2014 - present); Managing Director, Cipperman Compliance Services (2010 – September 2014); Chief Compliance Officer, Hanlon Investment Management (2009-2010).
			N/A	N/A

[a]	Address for certain Trustees and certain officers: 235 West Galena Street, Milwaukee, Wisconsin 53212.
[b]	Address for Mr. Banhazl, Ms. Ausili and Ms. Dam: 2220 E. Route 66, Suite 226, Glendora, California 91740. Address for Mr. Dziura: 39 Stratford Square, Boyerstown, Pennsylvania 19512.
[c]	Trustees and officers serve until their successors have been duly elected.
†	Mr. Banhazl is an “interested person” of the Trust by virtue of his position as an officer of the Trust.
‡	Mr. Zader is being treated as an “interested person” of the Trust until July 1, 2016, by reason of his former position with UMB Fund Services, Inc.

RNC Genter Dividend Income Fund
SUPPLEMENTAL INFORMATION (Unaudited)

Board Consideration of Investment Advisory Agreement (Unaudited)
At in-person meetings held on August 19-20, 2015, and September 16-18, 2015, the Board of Trustees (the “Board”) of Investment Managers Series Trust (the “Trust”), including the trustees who are not “interested persons” of the Trust (the “Independent Trustees”) as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), reviewed and unanimously approved the renewal of the Investment Advisory Agreement (the “Advisory Agreement”) between the Trust and RNC Genter Capital Management (the “Investment Advisor”) with respect to the RNC Genter Dividend Income Fund series of the Trust (the “Fund”) for an additional one-year term. In approving renewal of the Advisory Agreement, the Board, including the Independent Trustees, determined that renewal of the Advisory Agreement is in the best interests of the Fund and its shareholders.

Background
In advance of the meetings, the Board received information about the Fund and the Advisory Agreement from the Investment Advisor and from Mutual Fund Administration, LLC and UMB Fund Services, Inc., the Trust’s co-administrators, certain portions of which are discussed below. The materials, among other things, included information about the Investment Advisor’s organization and financial condition; information regarding the background and experience of relevant personnel providing services to the Fund; reports comparing performance of the Fund with returns of the Russell 1000 Value Index, the MSCI U.S. Investable Market High Dividend Yield Index and a group of comparable funds selected by Morningstar, Inc. (the “Performance Peer Group”) from its Large Deep Value fund universe (the “Performance Universe”) for the one-, three- and five-year periods ended May 31, 2015; and reports comparing the investment advisory fees and total expenses of the Fund to those of a group of comparable funds selected by Morningstar, Inc. (the “Expense Peer Group”) from its Large Value fund universe (the “Expense Universe”). The Board also received a memorandum from the independent legal counsel to the Trust and the Independent Trustees discussing the legal standards under the 1940 Act and other applicable law for their consideration of the proposed renewal of the Advisory Agreement. In addition, the Board considered information reviewed by the Board during the year at other Board and Board committee meetings. No representatives of the Investment Advisor were present during the Board’s consideration of the Advisory Agreement.

In approving renewal of the Advisory Agreement, the Board and the Independent Trustees considered a variety of factors, including those discussed below. In their deliberations, the Board and the Independent Trustees did not identify any particular factor that was controlling, and each Trustee may have attributed different weights to the various factors.

Nature, Extent and Quality of Services
The Board considered information included in the meeting materials regarding the performance of the Fund. With respect to the performance results of the Fund, the meeting materials indicated as follows:

•	The total return of the Fund for the one-year period was below the Performance Universe median by 6.15%, the return of the Russell 1000 Value Index by 5.86%, the MSCI U.S. Investable Market High Dividend Yield Index return by 5.66%, and the Performance Peer Group median by 4.83%.
•	The Fund’s annualized total return for the three-year period was below the Performance Universe median by 5.37%, the return of the Russell Index by 5.03%, the return of the MSCI Index by 2.8%, and the Performance Peer Group median by 2.46%.
•	The Fund’s annualized total return for the five-year period was below the return of the MSCI Index by 2.43%, the Performance Universe median by 1.34%, the Performance Peer Group median by 1.06%, and the Russell Index by 0.98%.

RNC Genter Dividend Income Fund
SUPPLEMENTAL INFORMATION (Unaudited)

The Board considered the Investment Advisor’s belief that the Fund has met its investment objectives and that the Fund’s risk-adjusted returns are appropriate. The Board noted that for the five-year period the Fund’s performance was in the third quartile of the Fund’s Performance Peer Group, and the Fund’s standard deviation, which was a measure of the Fund’s risk control, was in the second quartile of the Performance Peer Group and the first quartile of the Performance Universe. The Board also considered the Investment Advisor’s observation that the Fund’s underperformance relative to the Russell Index for the one-year period was mainly due to the Fund’s security selection in healthcare, that healthcare was the best performing sector over the period, and that many healthcare companies are not eligible for inclusion in the Fund because they do not meet the Fund’s yield threshold. The Board also noted the Investment Advisor’s observation that the Fund’s overweight in energy detracted from the Fund’s performance, as oil prices fell approximately 50% in the second half of 2014.

The Board also considered the overall quality of services provided by the Investment Advisor to the Fund. In doing so, the Board considered the Investment Advisor’s specific responsibilities in day-to-day management and oversight of the Fund, as well as the qualifications, experience and responsibilities of the personnel involved in the activities of the Fund. The Board also considered the overall quality of the Investment Advisor’s organization and operations, and the Investment Advisor’s compliance structure. The Board and the Independent Trustees concluded that based on the various factors they had reviewed, the nature, overall quality, and extent of the management and oversight services provided by the Investment Advisor to the Fund are satisfactory.

Advisory Fee and Expense Ratio
With respect to the advisory fees and expenses paid by the Fund, the meeting materials indicated that the investment advisory fees (gross of fee waivers) were higher than the Expense Peer Group median by 0.15% and the Expense Universe median by 0.205%, and that the total expenses paid by the Fund (net of fee waivers) were equal to the Expense Peer Group median but higher than the Expense Universe median by 0.11%. The Trustees noted that the Investment Advisor was waiving its entire advisory fee with respect to the Fund and subsidizing a portion of the Fund’s operating expenses. The Trustees also noted that the Fund is significantly smaller than the average asset sizes of funds in the Expense Peer Group and Expense Universe. The Board observed that at the Fund’s current asset levels the fees charged by the Investment Advisor to the Fund are higher than the fees it charges other clients according to its standard fee schedule, but that the Investment Advisor oversees the Fund’s compliance with certain requirements under the 1940 Act that do not apply to the Investment Advisor’s other clients that are not registered under the 1940 Act, and that it had agreed to limit the Fund’s total expenses.

The Board and the Independent Trustees concluded that the compensation payable to the Investment Advisor under the Advisory Agreement is fair and reasonable in light of the nature and quality of the services the Investment Advisor provides to the Fund.

Profitability and Economies of Scale
The Board also considered information relating to the Investment Advisor’s costs and profits with respect to the Fund for the year ended June 30, 2015, noting that the Investment Advisor was not realizing any profit with respect to the Fund. The Board also considered the benefits received by the Investment Advisor as a result of the Investment Advisor’s relationship with the Fund (other than investment advisory fees), including research services made available to it by broker-dealers that provide execution services to the Fund, and the intangible benefits of the Investment Advisor’s association with the Fund generally and any favorable publicity arising in connection with the Fund’s performance. The Trustees also noted that although there were no advisory fee breakpoints, the asset levels of the Fund were not currently likely to lead to significant economies of scale, and that any such economies would be considered in the future, as the Fund’s assets grow.

RNC Genter Dividend Income Fund
SUPPLEMENTAL INFORMATION (Unaudited)

Conclusion
Based on these and other factors, the Board and the Independent Trustees concluded that renewal of the Advisory Agreement is in the best interests of the Fund and its shareholders and, accordingly, approved renewal of the Advisory Agreement.

RNC Genter Dividend Income Fund
EXPENSE EXAMPLE
For the Six Months Ended October 31, 2015 (Unaudited)

Expense Example
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2015 to October 31, 2015.

Actual Expenses
The information in the row titled “Actual Performance” of the table below provides actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate row for your share class, under the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information in the row titled “Hypothetical (5% annual return before expenses)” of the table below provides hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (load) or contingent deferred sales charges. Therefore, the information in the row titled “Hypothetical (5% annual return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expense Paid During Period*
	5/1/15	10/31/15	5/1/15 – 10/31/15
Actual Performance	$1,000.00	$996.00	$6.29
Hypothetical (5% annual return before expenses)	1,000.00	1,018.90	6.36

*	Expenses are equal to the Fund’s annualized expense ratio of 1.25%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the six month period). The expense ratios reflect an expense waiver. Assumes all dividends and distributions were reinvested.

RNC Genter Dividend Income Fund
a series of Investment Managers Series Trust

Investment Advisor
RNC Genter Capital Management LLC
11601 Wilshire Boulevard
Twenty-fifth Floor
Los Angeles, California 90025

Independent Registered Public Accounting Firm
Tait, Weller & Baker LLP
1818 Market Street, Suite 2400
Philadelphia, Pennsylvania 19103

Custodian
UMB Bank, n.a.
928 Grand Boulevard, 5th Floor
Kansas City, Missouri 64106

 Fund Co-Administrator
Mutual Fund Administration, LLC
2220 E. Route 66, Suite 226
Glendora, California 91740

Fund Co-Administrator, Transfer Agent and Fund Accountant
UMB Fund Services, Inc.
235 W. Galena Street
Milwaukee, Wisconsin 53212

Distributor
IMST Distributors, LLC
Three Canal Plaza, Suite 100
Portland, Maine 04101
www.foreside.com

FUND INFORMATION

	TICKER	CUSIP
RNC Genter Dividend Income Fund	GDIIX	461 418 865

Privacy Principles of the RNC Genter Dividend Income Fund for Shareholders
The Fund is committed to maintaining the privacy of its shareholders and to safeguarding its non-public personal information. The following information is provided to help you understand what personal information the Fund collects, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, the Fund does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the Fund. The Fund does not disclose any non-public personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

This report is sent to shareholders of the RNC Genter Dividend Income Fund for their information. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

Proxy Voting Policies and Procedures
A description of the Fund’s proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Fund at (877) 5GENTER or on the U.S. Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

Proxy Voting Record
Information regarding how the Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request by calling (877) 5GENTER or by accessing the Fund’s Form N-PX on the SEC’s website at http://www.sec.gov.

Form N-Q Disclosure
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC website at http://www.sec.gov or by calling the Fund at (877) 5GENTER. The Fund’s Form N-Q may also be viewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

RNC Genter Dividend Income Fund
P.O. Box 2175
Milwaukee, WI 53201
Toll Free: (877) 5GENTER

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant's principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

The registrant undertakes to provide to any person without charge, upon request, a copy of its code of ethics by mail when they call the registrant at 1-877-5GENTER.

Item 3. Audit Committee Financial Expert.

The Board of Trustees of the Registrant has determined that the Registrant does not have an audit committee financial expert serving on its audit committee. The audit committee is composed of the Registrant’s three independent Trustees, each of whom possesses extensive industry experience, but none of whom has all of the technical attributes identified in Instruction 2(b) to Item 3 of Form N-CSR to qualify as an “audit committee financial expert.” The Board of Trustees believes that the audit committee has sufficient knowledge and experience to meet its obligations as the audit committee of the Registrant. In addition, the Board of Trustees notes that the audit committee has the authority to retain any experts necessary to carry out its duties.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. "Audit services" refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. "Audit-related services" refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. "Tax services" refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. There were no "other services" provided by the principal accountant. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 10/31/2015	FYE 10/31/2014
Audit Fees	$15,000	$14,250
Audit-Related Fees	N/A	N/A
Tax Fees	$2,500	$2,500
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Tait Weller applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 10/31/2015	FYE 10/31/2014
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant's accountant for services to the registrant and to the registrant's investment advisor (and any other controlling entity, etc.—not sub-advisor) for the last two years. The audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment advisor is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant's independence.

Non-Audit Related Fees	FYE 10/31/2015	FYE 10/31/2014
Registrant	N/A	N/A
Registrant’s Investment Advisor	N/A	N/A

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Schedule of Investments.

(a) Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b) Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has not made any material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)	The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to the Registrant’s Form N-CSR filed February 5, 2009.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Investment Managers Series Trust

By (Signature and Title)	/s/ Maureen Quill
Maureen Quill, President

Date	1/08/16

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Maureen Quill
Maureen Quill, President

Date	1/08/16

By (Signature and Title)	/s/ Rita Dam
Rita Dam, Treasurer

Date	1/08/16